UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) February 24, 2010

American River Bankshares

(Exact name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-31525	68-0352144

(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA	95670

(Address of Principal Executive Offices)	(Zip Code)

(916) 851-0123

(Registrant’s Telephone Number, Including Area Code)

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 7.01 Regulation FD Disclosure

On Tuesday, March 2, 2010, beginning at approximately 9:25 a.m. Pacific Time, American River Bankshares President and CEO David Taber will give a presentation of the Company’s business strategies and financial performance at the Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference in Marina del Rey, CA.

Presentations will be webcast live at http://www.sandleroneill.com and will be available for 30 days following the event, beginning March 3, 2010. The conference will also be available via audio conference by dialing (617) 786-4511 and entering the Passcode ‘Session 2’.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(99.1)     Press Release dated February 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo

February 24, 2010	Mitchell A. Derenzo, Chief Financial Officer (Principal Accounting and Financial Officer)

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Press release of American River Bankshares dated February 24, 2010	4

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